As filed with the Securities and Exchange Commission on June 9, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA Mutuals
(Exact name of Registrant as specified in charter)

700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Address of principal executive offices) (Zip code)

Jerry Szilagyi
700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Name and address of agent for service)

(800) 688-8257
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

USA Mutuals Barrier Fund
Institutional Class Shares (VICVX)
Investor Class Shares (VICEX)
Class A Shares (VICAX)
Class C Shares (VICCX)

USA Mutuals Generation Wave Growth Fund
Investor Class Shares (GWGFX)

each a series of USA Mutuals

Annual Report
March 31, 2015

USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas  75201
Phone:1-866-264-8783
Web:www.USAMutuals.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

PORTFOLIO OF INVESTMENTS –
USA MUTUALS BARRIER FUND	11

SCHEDULE OF OPTIONS WRITTEN –
USA MUTUALS BARRIER FUND	14

PORTFOLIO OF INVESTMENTS –
USA MUTUALS GENERATION WAVE GROWTH FUND	16

SCHEDULE OF OPTIONS WRITTEN –
USA MUTUALS GENERATION WAVE GROWTH FUND	19

STATEMENTS OF ASSETS AND LIABILITIES	22

STATEMENTS OF OPERATIONS	24

STATEMENTS OF CHANGES IN NET ASSETS	25

FINANCIAL HIGHLIGHTS	27

NOTES TO FINANCIAL STATEMENTS	32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	50

ADDITIONAL INFORMATION	53

LETTER TO SHAREHOLDERS

Dear Shareholder:

Financial Conditions During Fiscal Year Period
During the fiscal year ended March 31, 2015, the Federal Reserve ended its Quantitative Easing (“QE”) asset purchase program. As of March 31, 2015, the balance sheet of the Federal Reserve had increased to $4.4 trillion (from $800 billion pre-2008). The total debt issued by the U.S. Treasury reached $18.15 trillion (an increase of $551 billion over the fiscal year). The Fed’s balance sheet continued to support the U.S. equity markets and the U.S. Government’s annual deficits are beginning to grow again.

Equity markets worldwide did not perform as well as the S&P 500 Index during the fiscal year ended March 31, 2015, but as a group, they performed very well during the last quarter of the fiscal year. The European Central Bank joined the QE club in 2015, since the European Union’s economy was not growing to central banker expectations. Over the fiscal year, there was significant price deflation in energy, agricultural commodities and precious metals. Oil was down 45% during the fiscal year, and gold was down 8%. The U.S. Economy slowed drastically in the last 90 days of the fiscal year, yielding a 0.2% growth rate. The performance was written off to bad weather by economists.

Historical Market Performance of the Funds
During the fiscal year ended March 31, 2015, the S&P 500 Index returned 12.73%. During the same period the Barrier Fund Investor Class was up 0.13%, the Barrier Fund Class A (without sales charge) was up 0.11% and the Barrier Fund Class C (without sales charge) was down 0.61%.  For the period from April 1, 2014 (commencement of operations) through March 31, 2015 the Barrier Fund Institutional Class was down 0.89%.  The gaming sector significantly underperformed the market during the period, with the average performance of the top 5 gaming holdings being down 35.6%. Macau gaming revenue represents 50% of the worldwide gaming revenue and was severely impacted by Chinese Government restraints on exuberance. During the fiscal year, Galaxy Entertainment Group Ltd., the Macau based casino down 46.5%, was the worst performing holding. The Chinese Government’s crackdown on exuberance and corruption had an effect on sales of premium spirits in Asia.  During the course of the fiscal year, equity options were used successfully to generate additional income for the Barrier Fund.

The Generation Wave Growth Fund lost 9.81% over the fiscal year while the S&P 500 Index increased by 12.73%. A comparable index that represents multi alternative strategies is the IQ Hedge Multi-Strategy Index, which was up 5.18% for the same period.  Short equity options were utilized in the Generation Wave Growth Fund as part of the multi alternative strategy. The exposure to fixed assets and commodities caused the differential with the comparable index. The IQ Hedge Multi-Strategy Index has a greater exposure to fixed income, an asset class that performed well, with interest rates hitting generational lows.

Outlook – QE Whitewashes Profligate Government Spending
The Central Bankers of the world are pursuing the same strategy: purchase debt to stimulate lending and boost their economies. The funds used to purchase the debt are created as a book entry on their balance sheets. What has happened in the U.S. since 2008 has been an increase of 73% in the U.S. debt outstanding while the balance sheet of the Fed quadrupled. In a normal period of time, the bond market would have reacted negatively to the excess deficit spending and influenced Congress to address the deficit. With synthetically lower rates, it actually became cheaper to finance the deficits. A Keynesian economist would claim that the deficits are stimulating, but in normal periods of time, a rebound from recession would generate 3% to 6% growth, not 1% to 2.5%. Our fragile economy could not sustain the unwinding of QE and does not seem to be able to reduce the annual deficit through growth. It would appear as though the Federal Reserve has painted itself into a corner. If they cannot reduce their balance sheet to impact the money supply, was QE truly successful, or did they achieve a hidden goal to monetize $3.8 trillion of Debt?

Gerald Sullivan
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of USA Mutuals Advisors, Inc. and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Portfolio of Investments and Schedule of Options Written in this report.

Mutual fund investing involves risk; principal loss is possible. The Barrier Fund will concentrate its net assets in industries that have significant barriers to entry including the alcoholic beverages, tobacco, gaming and defense/aerospace industries. The Fund may be subject to risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in smaller companies, which involve additional risk such as limited liquidity and greater volatility.

The Generation Wave Growth Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in smaller companies, which involve additional risk such as limited liquidity and greater volatility. Because the Generation Wave Growth Fund may invest in third-party investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds and other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in shares of mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. Please refer to the prospectuses for more information about the Fund, including risks, fees and expenses. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sells it shares. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.  You cannot invest directly in an index.

The USA Mutuals Funds are distributed by Quasar Distributors, LLC.

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses.  If you purchase Class A shares of the Funds you will pay an initial maximum sales charge of up to 5.75% when you invest.  A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase.  A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase.  The Investor Class shares of the Funds and  Institutional Class shares of the USA Mutuals Barrier Fund charge no sales load.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase.  Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14 – 3/31/15).

Actual Expenses

The first table provides information about actual account values and actual expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees.  Therefore, the first table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or

EXPENSE EXAMPLE (Unaudited) (Continued)

expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees.  Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2014 -	Annualized
	October 1, 2014	March 31, 2015	March 31, 2015	Expense Ratio
Based on Actual Fund Returns
USA Mutuals Barrier Fund
Institutional Class*	$1,000.00	$1,009.10	$ 6.01	1.20%
Investor Class*	1,000.00	1,008.20	7.21	1.44
Class A*	1,000.00	1,007.90	7.26	1.45
Class C*	1,000.00	1,004.20	10.99	2.20
USA Mutuals Generation Wave
Growth Fund*	1,000.00	922.50	8.39	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2014 -	Annualized
	October 1, 2014	March 31, 2015	March 31, 2015	Expense Ratio
Based on Hypothetical
5% Yearly Returns
USA Mutuals Barrier Fund
Institutional Class*	$1,000.00	$1,018.95	$ 6.04	1.20%
Investor Class*	1,000.00	1,017.75	7.24	1.44
Class A*	1,000.00	1,017.70	7.29	1.45
Class C*	1,000.00	1,013.96	11.05	2.20
USA Mutuals Generation Wave
Growth Fund*	1,000.00	1,016.21	8.80	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS (Unaudited)

Sector Breakdown % Total Investments

USA Mutuals Barrier Fund

USA Mutuals Generation Wave Growth Fund

Total Returns as of March 31, 2015*

	USA Mutuals
	Barrier Fund –	S&P 500
Average Total Returns	Institutional Class	Index
Six months	0.91%	5.93%
Cumulative annual since inception 4/01/14	-0.89%	11.94%

	USA Mutuals
	Barrier Fund –	S&P 500
Average Total Returns	Investor Class	Index
Six months	0.82%	5.93%
One year	0.13%	12.73%
Average annual three years	12.82%	16.11%
Average annual five years	14.82%	14.47%
Average annual ten years	8.13%	8.01%
Average annual since inception 8/30/02	10.18%	8.88%

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

	USA Mutuals Barrier	USA Mutuals Barrier
	Fund – Class A	Fund – Class A	S&P 500
Average Total Returns	(with sales charge)*	(without sales charge)*	Index
Six months	-5.02%	0.79%	5.93%
One year	-5.65%	0.11%	12.73%
Average annual three years	10.59%	12.80%	16.11%
Average annual since inception 12/8/11	14.39%	16.46%	19.38%

	USA Mutuals Barrier	USA Mutuals Barrier
	Fund – Class C	Fund – Class C	S&P 500
Average Total Returns	(with sales charge)*	(without sales charge)*	Index
Six months	-0.58%	0.42%	5.93%
One year	-1.61%	-0.61%	12.73%
Average annual three years	11.96%	11.96%	16.11%
Average annual since inception 12/8/11	15.61%	15.61%	19.38%

	USA Mutuals
	Generation Wave
	Growth Fund –	S&P 500	IQ Hedge Multi-
Average Total Returns	Investor Class	Index	Strategy Index**
Six months	-7.75%	5.93%	2.76%
One year	-9.81%	12.73%	5.18%
Average annual three years	3.68%	16.11%	4.87%
Average annual five years	3.67%	14.47%	4.04%
Average annual ten years	2.02%	8.01%	N/A***
Average annual since inception 6/21/01	2.13%	5.88%	N/A***

*
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class A and Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would be reduced.

**	Returns for the IQ Hedge Multi-Strategy Index do not reflect the reinvestment of dividends.
***	The IQ Hedge Multi-Strategy Index’s inception was October 31, 2007.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets. One cannot invest directly in an index.

The Funds impose a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

USA Mutuals Barrier Fund – Institutional Class

This chart assumes an initial gross investment of $10,000 made on April 1, 2014 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

USA Mutuals Barrier Fund – Investor Class

This chart assumes an initial gross investment of $10,000 made on March 31, 2005.

Hypothetical Comparison of Change in Value of $10,000 Investment

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

USA Mutuals Barrier Fund – Class A and Class C

This chart assumes an initial gross investment of $10,000 made on December 8, 2011 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

  *  Inception Date
** Assumes the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class A and Class C.

USA Mutuals Generation Wave Growth Fund

This chart assumes an initial gross investment of $10,000 made on March 31, 2005.

Hypothetical Comparison of Change in Value of $10,000 Investment

PORTFOLIO OF INVESTMENTS

USA Mutuals Barrier Fund
March 31, 2015

COMMON STOCKS 95.8%	Shares	Value

Aerospace & Defense 24.2%
The Boeing Co.(c)	45,300	$6,798,624
General Dynamics Corp.(c)	70,000	9,501,100
Honeywell International Inc.	82,600	8,616,006
L-3 Communications Holdings, Inc.	30,000	3,773,700
Lockheed Martin Corp.(c)	30,000	6,088,800
Northrop Grumman Corp.(c)	44,100	7,098,336
Raytheon Co.(c)	80,000	8,740,000
Rolls-Royce Holdings PLC(b)	94,736	1,339,258
Smith & Wesson Holding Corp.(a)(c)	155,000	1,973,150
Sturm, Ruger & Co., Inc.(c)	33,000	1,637,790
United Technologies Corp.(c)	65,300	7,653,160
		63,219,924
Alcoholic Beverages 22.8%
AMBEV S.A. - ADR(b)	900,000	5,184,000
Anheuser-Busch InBev SA/NV(b)	35,000	4,282,704
Anheuser-Busch InBev SA/NV - ADR(b)	10,000	1,219,100
The Boston Beer Co., Inc.(a)	15,000	4,011,000
Brown-Forman Corp. - Class B	90,000	8,131,500
Carlsberg A/S(b)	33,000	2,725,997
Constellation Brands, Inc. - Class A(a)(c)	65,000	7,553,650
Diageo PLC - ADR(b)	70,000	7,739,900
Hawaii Sea Spirits LLC - Class C(a)(e)(f)	250,000	25,000
Heineken N.V.(b)	60,000	4,582,482
Molson Coors Brewing Co. - Class B(c)	82,000	6,104,900
Pernod Ricard S.A.(b)	15,000	1,776,575
SABMiller PLC(b)	115,000	6,038,894
		59,375,702
Casinos, Gambling & Lotteries 23.9%
Boyd Gaming Corp.(a)	99,600	1,414,320
Caesars Acquisition Co.(a)	78,200	531,760
Caesars Entertainment Corp.(a)(c)	101,500	1,068,795
Churchill Downs Inc.	23,000	2,644,310
Galaxy Entertainment Group Ltd.(b)	1,300,000	5,919,266
Gaming and Leisure Properties, Inc.	75,967	2,800,903
International Game Technology	171,700	2,989,297

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Barrier Fund
March 31, 2015

COMMON STOCKS 95.8% (Continued)	Shares	Value

Casinos, Gambling & Lotteries 23.9% (Continued)
Ladbrokes PLC(b)	638,970	$988,601
Las Vegas Sands Corp.(c)	200,920	11,058,637
Melco Crown Entertainment Ltd. - ADR(b)	50,000	1,073,000
MGM China Holdings Ltd.(b)	600,000	1,129,936
MGM Resorts International(a)(c)	564,200	11,865,126
Penn National Gaming, Inc.(a)	58,000	908,280
Sands China Ltd.(b)	724,800	3,001,049
SJM Holdings Ltd.(b)	750,000	980,955
William Hill PLC(b)	313,067	1,722,465
Wynn Macau, Ltd.(b)	874,600	1,893,003
Wynn Resorts, Ltd.	82,500	10,385,100
		62,374,803
Tobacco Manufacturing 24.9%
Altria Group, Inc.(c)	280,000	14,005,600
British American Tobacco PLC - ADR(b)	37,500	3,891,375
Imperial Tobacco Group PLC(b)	129,545	5,693,885
Lorillard, Inc.	268,900	17,572,615
Philip Morris International Inc.	130,000	9,792,900
Reynolds American Inc.(c)	205,100	14,133,441
		65,089,816
Total Common Stocks (Cost $186,927,879)		250,060,245

PREFERRED STOCKS 3.7%

Alcoholic Beverages 3.7%
Hawaii Sea Spirits LLC - Class C(a)(e)(f)	250,000	4,975,000
Zodiac Spirits, LLC - Class A(a)(e)(f)(g)	5,000	4,500,000
Total Preferred Stocks (Cost $9,975,000)		9,475,000

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Barrier Fund
March 31, 2015

SHORT-TERM INVESTMENT 0.2%	Shares	Value

Investment Company 0.2%
Fidelity Institutional Money Market Portfolio, 0.100%(d)	574,571	$574,571
Total Short-Term Investment (Cost $574,571)		574,571
Total Investments (Cost $197,477,450) 99.7%		260,109,816
Assets in Excess of Other Liabilities 0.3%		855,982
TOTAL NET ASSETS 100.0%		$260,965,798

(a)	Non Income Producing.
(b)	Foreign Issued Security.
(c)	All or a portion of the investment is designated by the Fund as collateral for written options. As of March 31, 2015 the fair value of collateral was $41,375,628.
(d)	This security has a fluctuating yield. The yield listed is the 7-day yield as of March 31, 2015.
(e)	Illiquid restricted security; fair value is determined by the Valuation Committee as delegated by the USA Mutuals Board of Trustees.
(f)	Private Placement.
(g)	Affiliated issuer. See Note 3 of the Notes to Financial Statements.
ADR – American Depositary Receipt.
PLC – Public Limited Company.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

USA Mutuals Barrier Fund
March 31, 2015

WRITTEN CALL OPTIONS 0.3%	Contracts	Value
Altria Group, Inc.:
Expiration: June, 2015, Exercise Price: $52.50	1,000	$77,000
Expiration: June, 2015, Exercise Price: $55.00	1,500	42,000
The Boeing Co.:
Expiration: May, 2015, Exercise Price: $160.00	100	9,900
Caesars Entertainment Corp.:
Expiration: April, 2015, Exercise Price: $12.00	250	3,750
Expiration: April, 2015, Exercise Price: $13.00	154	770
Expiration: May, 2015, Exercise Price: $10.00	250	32,500
Constellation Brands, Inc. - Class A:
Expiration: April, 2015, Exercise Price: $105.00	200	234,000
General Dynamics Corp.:
Expiration: May, 2015, Exercise Price: $145.00	150	7,500
Las Vegas Sands Corp.:
Expiration: April, 2015, Exercise Price: $62.50	200	2,200
Lockheed Martin Corp.:
Expiration: June, 2015, Exercise Price: $210.00	200	74,000
MGM Resorts International:
Expiration: April, 2015, Exercise Price: $21.00	200	11,800
Expiration: April, 2015, Exercise Price: $22.00	200	7,400
Expiration: April, 2015, Exercise Price: $23.00	500	7,500
Expiration: May, 2015, Exercise Price: $23.00	550	23,100
Expiration: June, 2015, Exercise Price: $25.00	150	3,750
Molson Coors Brewing Co. - Class B:
Expiration: April, 2015, Exercise Price: $80.00	50	3,100
Northrop Grumman Corp.:
Expiration: May, 2015, Exercise Price: $170.00	250	35,000
Raytheon Co.:
Expiration: May, 2015, Exercise Price: $110.00	300	82,800
Reynolds American Inc.:
Expiration: May, 2015, Exercise Price: $65.00	1	595
Expiration: May, 2015, Exercise Price: $72.50	400	72,000
Smith & Wesson Holding Corp.:
Expiration: April, 2015, Exercise Price: $14.00	200	1,000
Expiration: June, 2015, Exercise Price: $13.00	500	36,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN (Continued)

USA Mutuals Barrier Fund
March 31, 2015

WRITTEN CALL OPTIONS 0.3% (Continued)	Contracts	Value
Sturm, Ruger & Co., Inc.:
Expiration: April, 2015, Exercise Price: $37.50	2	$2,470
Expiration: April, 2015, Exercise Price: $40.00	3	2,940
Expiration: April, 2015, Exercise Price: $42.50	20	14,600
United Technologies Corp.:
Expiration: May, 2015, Exercise Price: $125.00	200	7,600
Total Written Call Options (Premiums received $1,133,922)		$795,275

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS

USA Mutuals Generation Wave Growth Fund
March 31, 2015

COMMON STOCKS 60.0%	Shares	Value

Accommodation & Food Services 16.7%
Las Vegas Sands Corp.(c)	6,000	$330,240
McDonald’s Corp.(c)	5,000	487,200
MGM Resorts International(a)(c)	20,000	420,600
Yum! Brands, Inc.(c)	5,000	393,600
		1,631,640
Arts, Entertainment & Recreation 2.9%
Boyd Gaming Corp.(a)(c)	20,000	284,000
		284,000
Finance and Insurance 6.2%
JPMorgan Chase & Co.(c)	10,000	605,800
		605,800
Information 5.0%
Verizon Communications Inc.(c)	10,000	486,300
		486,300
Manufacturing 19.3%

Aerospace Product & Parts Manufacturing 2.9%
Smith & Wesson Holding Corp.(a)(c)	20,000	254,600
Sturm, Ruger & Co., Inc.	600	29,778
		284,378
Beverage Manufacturing 4.2%
The Coca-Cola Co.(c)	10,000	405,500

Engine, Turbine, and Power Transmission
Equipment Manufacturing 4.1%
Caterpillar Inc.(c)	5,000	400,150

Petroleum and Coal Products Manufacturing 5.4%
Chevron Corp.(c)	5,000	524,900

Tobacco Manufacturing 2.7%
Lorillard, Inc.	4,000	261,400
		1,876,328
Mining, Quarrying and Oil & Gas Extraction 4.1%
Barrick Gold Corp.(b)(c)	20,000	219,200
EXCO Resources, Inc.(c)	30,000	54,900
Peabody Energy Corp.(c)	25,000	123,000
		397,100

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Generation Wave Growth Fund
March 31, 2015

COMMON STOCKS 60.0% (Continued)	Shares	Value

Professional, Scientific, and Technical Services 1.6%
McDermott International, Inc.(a)(b)(c)	40,000	$153,600
		153,600
Retail Trade 4.2%
Wal-Mart Stores, Inc.(c)	5,000	411,250
		411,250
Total Common Stocks (Cost $6,307,593)		5,846,018

EXCHANGE TRADED FUNDS 22.5%
ETFS Gold Trust(a)	6,000	695,040
PIMCO Total Return Exchange-Traded Fund	4,000	440,520
PowerShares Fundamental High Yield Corporate Bond Portfolio	15,000	284,550
PowerShares Senior Loan Portfolio	10,000	240,900
ProShares Short 20+ Year Treasury(a)	8,000	191,920
ProShares Ultra Bloomberg Crude Oil(a)(c)	50,000	339,500
Total Exchange Traded Funds (Cost $2,355,618)		2,192,430

EXCHANGE TRADED NOTES 8.7%
ELEMENTS Linked to Rogers International
Commodity Index(a)(b)	45,000	304,650
iPath Bloomberg Commodity Index Total Return(a)(b)	9,000	249,570
iPath S&P GSCI Crude Oil Total Return Index ETN(a)(b)	29,405	295,520
Total Exchange Traded Notes (Cost $1,369,763)		849,740

LIMITED PARTNERSHIP 6.1%
United States Natural Gas Fund, LP(a)(c)	45,000	595,800
Total Limited Partnership (Cost $891,631)		595,800

PURCHASED PUT OPTIONS 3.4%
SPDR S&P 500 ETF Trust(c):
Expiration: April, 2015, Exercise Price: $205	100	20,200
Expiration: April, 2015, Exercise Price: $206	100	23,500
Expiration: April, 2015, Exercise Price: $208	100	32,600
Expiration: May, 2015, Exercise Price: $208	200	98,200
Expiration: May, 2015, Exercise Price: $211	250	156,250
Total Purchased Put Options (Cost $399,857)		330,750

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Generation Wave Growth Fund
March 31, 2015

SECTOR FUND 0.9%	Shares	Value
Market Vectors Gold Miners ETF	5,000	$91,200
Total Sector Fund (Cost $129,241)		91,200

SHORT-TERM INVESTMENT 2.1%
Investment Company 2.1%
Fidelity Institutional Money Market Portfolio, 0.100%(d)	200,139	200,139
Total Short-Term Investment (Cost $200,139)		200,139
Total Investments (Cost $11,653,842) 103.7%		10,106,077
Liabilities in Excess of Other Assets (3.7)%		(363,158)
TOTAL NET ASSETS 100.0%		$9,742,919

(a)	Non Income Producing.
(b)	Foreign Issued Security.
(c)	All or a portion of the investment is designated by the Fund as collateral for written options. As of March 31, 2015 the fair value of collateral is $6,544,590.
(d)	This security has a fluctuating yield. The yield listed is the 7-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

USA Mutuals Generation Wave Growth Fund
March 31, 2015

WRITTEN CALL OPTIONS 1.9%	Contracts	Value
Barrick Gold Corp.:
Expiration: April, 2015, Exercise Price: $12.00	50	$350
Boyd Gaming Corp.:
Expiration: June, 2015, Exercise Price: $14.00	200	24,000
Caterpillar Inc.:
Expiration: May, 2015, Exercise Price: $77.50	50	19,500
Chevron Corp.:
Expiration: May, 2015, Exercise Price: $110.00	50	5,150
The Coca-Cola Co.:
Expiration: May, 2015, Exercise Price: $42.00	100	4,900
EXCO Resources, Inc.:
Expiration: June, 2015, Exercise Price: $2.00	300	5,250
JPMorgan Chase & Co.:
Expiration: May, 2015, Exercise Price: $60.00	100	18,600
Las Vegas Sands Corp.:
Expiration: May, 2015, Exercise Price: $57.50	60	9,180
McDermott International, Inc.:
Expiration: May, 2015, Exercise Price: $4.00	100	3,700
McDonald’s Corp.:
Expiration: April, 2015, Exercise Price: $95.00	50	17,000
MGM Resorts International:
Expiration: April, 2015, Exercise Price: $22.00	200	7,400
Peabody Energy Corp.:
Expiration: June, 2015, Exercise Price: $6.00	250	8,250
ProShares Ultra Bloomberg Crude Oil:
Expiration: April, 2015, Exercise Price: $9.00	100	750
Expiration: April, 2015, Exercise Price: $10.00	400	1,000
Smith & Wesson Holding Corp.:
Expiration: June, 2015, Exercise Price: $13.00	200	14,400
United States Natural Gas Fund, LP:
Expiration: April, 2015, Exercise Price: $14.00	100	2,000
Expiration: April, 2015, Exercise Price: $15.00	350	2,100
Verizon Communications Inc.:
Expiration: May, 2015, Exercise Price: $50.00	100	2,800
Wal-Mart Stores, Inc.:
Expiration: May, 2015, Exercise Price: $82.50	50	8,300

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN (Continued)

USA Mutuals Generation Wave Growth Fund
March 31, 2015

WRITTEN CALL OPTIONS 1.9% (Continued)	Contracts	Value
Yum! Brands, Inc.:
Expiration: April, 2015, Exercise Price: $72.50	50	$34,000
Total Written Call Options (Premiums received $258,515)		188,630

WRITTEN PUT OPTIONS 1.5%
SPDR S&P 500 ETF Trust:
Expiration: April, 2015, Exercise Price: $200.00	200	16,800
Expiration: April, 2015, Exercise Price: $203.00	100	14,300
Expiration: May, 2015, Exercise Price: $201.00	200	51,000
Expiration: May, 2015, Exercise Price: $202.00	250	67,750
Total Written Put Options (Premiums received $163,062)		149,850
Total Written Options (Premiums received $421,577)		$338,480

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
March 31, 2015

		USA Mutuals
	USA Mutuals	Generation Wave
	Barrier Fund	Growth Fund
ASSETS
Investments, at cost
Unaffiliated issuers	$192,477,450	$11,653,842
Affiliated issuers	5,000,000	—
Investments, at value
Unaffiliated issuers	$255,609,816	$10,106,077
Affiliated issuers	4,500,000	—
Due from brokers	308	1,825
Income receivable	833,732	4,148
Receivable for capital shares sold	120,779	—
Receivable for investments sold	5,298,657	—
Receivable from Advisor	—	8,108
Other assets	28,635	5,750
TOTAL ASSETS	266,391,927	10,125,908
LIABILITIES
Written options, at value (premiums received
of $1,133,922 and $421,577, respectively) (Note 2)	795,275	338,480
Payable for distribution fees	165,013	—
Payable to affiliates	60,472	10,897
Payable to Trustees	3,757	3,557
Payable to Advisor	220,225	—
Payable for capital shares redeemed	280,837	3,882
Payable for investments purchased	3,824,560	—
Accrued expenses and other liabilities	75,990	26,173
TOTAL LIABILITIES	5,426,129	382,989
NET ASSETS	$260,965,798	$9,742,919

Net assets consist of:
Paid-in capital	$221,158,646	$14,583,739
Accumulated net investment income (loss)	2,116,963	(51,454)
Accumulated net realized loss	(25,280,824)	(3,324,698)
Net unrealized appreciation (depreciation) on:
Investments	62,632,366	(1,478,658)
Purchased options	—	(69,107
Written options	338,647	83,097
NET ASSETS	$260,965,798	$9,742,919

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Continued)
March 31, 2015

		USA Mutuals
	USA Mutuals	Generation Wave
	Barrier Fund	Growth Fund
Institutional Class:
Net assets	$40,644
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,387
Net asset value, redemption price
and offering price per share(1)	$29.30

Investor Class:
Net assets	$217,847,850	$9,742,919
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,499,622	1,204,369
Net asset value, redemption price
and offering price per share(1)	$29.05	$8.09

Class A:
Net assets	$22,985,310
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	794,229
Net asset value, redemption price
and minimum offering price per share(1)(3)	$28.94
Maximum offering price per share (net asset value
per share divided by 0.9425)(2)	$30.71

Class C:
Net assets	$20,091,994
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	704,023
Net asset value, redemption price
and offering price per share (may be subject
to contingent deferred sales charge)(1)(4)	$28.54

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.
(2)	Reflects a maximum sales charge of 5.75%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 18 months of purchase.
(4)	A CDSC of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations
For the Year Ended March 31, 2015

		USA Mutuals
	USA Mutuals	Generation Wave
	Barrier Fund	Growth Fund
INVESTMENT INCOME
Dividend income (Net of foreign withholding
tax of $151,092 and $413, respectively)	$8,048,125	$190,734
Interest income	1,819	354
TOTAL INVESTMENT INCOME	8,049,944	191,088
EXPENSES
Advisory fees (Note 3)	2,816,459	113,984
Distribution fees - Investor Class (Note 3)	630,264	—
Distribution fees - Class A (Note 3)	60,492	—
Distribution fees - Class C (Note 3)	201,399	—
Transfer agent fees and expenses (Note 3)	201,129	22,707
Administration fees (Note 3)	178,545	18,855
Federal and state registration fees	68,000	23,006
Fund accounting fees (Note 3)	46,470	28,310
Custody fees (Note 3)	41,597	8,050
Reports to shareholders	38,188	1,789
Legal fees	31,095	28,967
Chief compliance officer fees and expenses	20,640	20,275
Audit fees	18,555	15,290
Trustees’ fees and related expenses	17,047	16,732
Other expenses	39,015	5,555
TOTAL EXPENSES BEFORE INTEREST EXPENSE	4,408,895	303,520
Interest expense (Note 6)	9,082	—
TOTAL EXPENSES	4,417,977	303,520
Less waivers by Advisor (Note 3)	—	(93,549)
NET EXPENSES	4,417,977	209,971
NET INVESTMENT INCOME (LOSS)	3,631,967	(18,883)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTION CONTRACTS
Net realized gain (loss) from security transactions:
Investments	2,526,641	264,854
Purchased options (Note 2)	(73,400)	(276,812)
Written options (Note 2)	6,921,676	735,961
Change in net unrealized appreciation/depreciation on:
Investments	(12,311,755)	(1,952,120)
Purchased options (Note 2)	—	(69,107)
Written options (Note 2)	(20,501)	141,203
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND OPTION CONTRACTS	(2,957,339)	(1,156,021)
NET INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$674,628	$(1,174,904)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Barrier Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
FROM OPERATIONS
Net investment income	$3,631,967	$2,958,110
Net realized gain (loss) on:
Investments	2,526,641	(4,770,574)
Purchased options	(73,400)	(5,360)
Written options	6,921,676	3,601,664
Change in net unrealized appreciation/depreciation on:
Investments	(12,311,755)	35,584,871
Purchased options	—	3,310
Written options	(20,501)	495,625
Net increase in net assets from operations	674,628	37,867,646

FROM DISTRIBUTIONS
Net investment income:
Institutional Class	(170)	—
Investor Class	(3,541,644)	(1,758,588)
Class A	(329,015)	(94,072)
Class C	(176,013)	(48,193)
Net decrease in net assets from distributions paid	(4,046,842)	(1,900,853)

FROM CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from sale of shares	81,910,154	153,093,144
Net asset value of shares issued in
reinvestment of distributions to shareholders	3,773,035	1,786,095
Payments for shares redeemed	(106,753,832)	(38,200,090)
Redemption fees	52,369	31,004
Net increase (decrease) in net assets from
capital share transactions	(21,018,274)	116,710,153
TOTAL INCREASE (DECREASE)
IN NET ASSETS	(24,390,488)	152,676,946

NET ASSETS
Beginning of year	285,356,286	132,679,340
End of year (including accumulated net investment
income of $2,116,963 and $2,532,374, respectively)	$260,965,798	$285,356,286

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Generation Wave Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
FROM OPERATIONS
Net investment loss	$(18,883)	$(8,095)
Net realized gain (loss) on:
Investments	264,854	453,888
Purchased options	(276,812)	(138,162)
Written options	735,961	802,519
Change in net unrealized appreciation/depreciation on:
Investments	(1,952,120)	144,682
Purchased options	(69,107)	—
Written options	141,203	107,379
Net increase (decrease) in net assets from operations	(1,174,904)	1,362,211

FROM DISTRIBUTIONS
Net investment income	—	(111,597)
Net decrease in net assets from distributions paid	—	(111,597)

FROM CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from sale of shares	186,755	279,555
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	105,168
Payments for shares redeemed	(2,694,835)	(2,204,375)
Redemption fees	113	—
Net decrease in net assets from
capital share transactions	(2,507,967)	(1,819,652)
TOTAL DECREASE IN NET ASSETS	(3,682,871)	(569,038)

NET ASSETS
Beginning of year	13,425,790	13,994,828
End of year (including accumulated net investment
loss of $51,454 and $32,571, respectively)	$9,742,919	$13,425,790

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Barrier Fund
Financial Highlights – Institutional Class

The table below sets forth per share data for a share outstanding of the Fund throughout the period presented.

	Year Ended
	March 31, 2015(1)
Net Asset Value, Beginning of Year	$29.77
Income (loss) from investment operations:
Net investment income	0.50	(2)
Net realized and unrealized loss on investments	(0.76	)(5)
Total from investment operations	(0.26)
Less distributions paid:
From net investment income	(0.21)
Net Asset Value, End of Year	$29.30
Total Return	(0.89)%
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$41
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.19%
After waiver and expense reimbursement(3)	1.19%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	1.68%
After waiver and expense reimbursement(3)	1.68%
Portfolio turnover rate(4)	77.77%

(1)	The USA Mutuals Barrier Fund Institutional Class shares commenced operations on April 1, 2014.
(2)	Calculated using the average shares outstanding method.
(3)
The Advisor has contractually agreed, effective through July 31, 2015, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses and extraordinary expenses) to 1.24% of average net assets of the Fund for Institutional Class shares.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Barrier Fund
Financial Highlights – Investor Class

The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$29.40		$24.39		$20.95		$18.12		$15.42
Income (loss) from investment operations:
Net investment income	0.37	(1)	0.41	(1)	0.30	(2)	0.16	(2)	0.21 (2)
Net realized and unrealized
gain (loss) on investments	(0.33)		4.91		3.32		2.86		2.67
Total from investment operations	0.04		5.32		3.62		3.02		2.88
Less distributions paid:
From net investment income	(0.40)		(0.31)		(0.18)		(0.19)		(0.18)
Paid-in capital from
redemption fees (Note 2)	0.01		0.00	(3)	0.00	(3)	0.00	(3)	0.00 (3)
Net Asset Value, End of Year	$29.05		$29.40		$24.39		$20.95		$18.12
Total Return	0.13%		22.12%		17.44%		16.79%		19.01%
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$217,848		$248,982		$126,488		$91,824		$79,039
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement	1.44%		1.47%		1.64%		1.72%		1.79%
After waiver and
expense reimbursement(4)	1.44%		1.47%		1.64%		1.76%		1.81%
Ratio of net investment income
to average net assets:
Before waiver and
expense reimbursement	1.27%		1.51%		1.60%		0.88%		1.24%
After waiver and
expense reimbursement(4)	1.27%		1.51%		1.60%		0.84%		1.22%
Portfolio turnover rate	77.77	%(5)	166.95	%(5)	11.90	%(5)	83.66	%(5)	21.18%

(1)	Calculated using the average shares outstanding method.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)
The Advisor has contractually agreed, effective July 29, 2013 through July 31, 2015, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.49% of average net assets of the Fund for Investor Class shares. From August 1, 2009 through July 28, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 1.85% of average net assets of the Fund for Investor Class shares.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Barrier Fund
Financial Highlights – Class A

The table below sets forth per share data for a share outstanding of the Fund throughout each period presented.

				Period
				Ended
	Year Ended March 31,			March 31,
	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$29.30	$24.33	$20.94	$18.14
Income (loss) from investment operations:
Net investment income	0.38 (2)	0.46 (2)	0.24 (3)	0.10	(3)
Net realized and unrealized
gain (loss) on investments	(0.34)	4.85	3.36	2.70
Total from investment operations	0.04	5.31	3.60	2.80
Less distributions paid:
From net investment income	(0.40)	(0.34)	(0.21)	—
Paid-in capital from
redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—
Net Asset Value, End of Period	$28.94	$29.30	$24.33	$20.94
Total Return(5)	0.11%	22.10%	17.40%	15.44	%(6)
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$22,985	$20,626	$3,033	$193
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.44%	1.47%	1.64%	1.73	%(7)
After waiver and expense reimbursement(8)	1.44%	1.47%	1.64%	1.73	%(7)
Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	1.30%	1.68%	1.60%	3.36	%(7)
After waiver and expense reimbursement(8)	1.30%	1.68%	1.60%	3.36	%(7)
Portfolio turnover rate(9)	77.77%	166.95%	11.90%	83.66%

(1)	The USA Mutuals Barrier Fund Class A shares commenced operations on December 8, 2011.
(2)	Calculated using the average shares outstanding method.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized.
(7)	Annualized.
(8)
The Advisor has contractually agreed, effective July 29, 2013 through July 31, 2015, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.49% of average net assets of the Fund for Class A shares. Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 1.85% of average net assets of the Fund for Class A shares.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Barrier Fund
Financial Highlights – Class C

The table below sets forth per share data for a share outstanding of the Fund throughout each period presented.

					Period
					Ended
	Year Ended March 31,				March 31,
	2015		2014	2013	2012(1)
Net Asset Value, Beginning of Period	$28.97		$24.16	$20.90	$18.14
Income (loss) from investment operations:
Net investment income	0.16	(2)	0.26 (2)	0.17 (3)	0.07	(3)
Net realized and unrealized
gain (loss) on investments	(0.33	)(10)	4.80	3.26	2.69
Total from investment operations	(0.17)		5.06	3.43	2.76
Less distributions paid:
From net investment income	(0.26)		(0.25)	(0.17)	—
Paid-in capital from
redemption fees (Note 2)	0.00	(4)	0.00 (4)	0.00 (4)	—
Net Asset Value, End of Period	$28.54		$28.97	$24.16	$20.90
Total Return(5)	(0.61)%		21.15%	16.56%	15.21	%(6)
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$20,092		$15,748	$3,159	$415
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	2.19%		2.22%	2.39%	2.46	%(7)
After waiver and expense reimbursement(8)	2.19%		2.22%	2.39%	2.46	%(7)
Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	0.57%		0.94%	0.85%	2.63	%(7)
After waiver and expense reimbursement(8)	0.57%		0.94%	0.85%	2.63	%(7)
Portfolio turnover rate(9)	77.77%		166.95%	11.90%	83.66%

(1)	The USA Mutuals Barrier Fund Class C shares commenced operations on December 8, 2011.
(2)	Calculated using the average shares outstanding method.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized.
(7)	Annualized.
(8)
The Advisor has contractually agreed, effective July 29, 2013 through July 31, 2015, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 2.24% of average net assets of the Fund for Class C shares. Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 2.60% of average net assets of the Fund for Class C shares.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(10)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

USA Mutuals Generation Wave Growth Fund
Financial Highlights – Investor Class

The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2015		2014		2013	2012	2011
Net Asset Value, Beginning of Year	$8.97		$8.18		$7.36	$7.79	$6.85
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(1)	(0.00	)(1)(2)	0.07 (1)	0.03 (1)	0.00	(1)(2)
Net realized and unrealized
gain (loss) on investments	(0.86)		0.86		0.79	(0.46)	0.94
Total from investment operations	(0.88)		0.86		0.86	(0.43)	0.94
Less distributions paid:
From net investment income	—		(0.07)		(0.04)	—	—
Paid-in capital from
redemption fees (Note 2)(2)	0.00		0.00		0.00	0.00	0.00
Net Asset Value, End of Year	$8.09		$8.97		$8.18	$7.36	$7.79
Total Return	(9.81)%		10.57%		11.76%	(5.52)%	13.72%
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$9,743		$13,426		$13,995	$14,136	$20,062
Ratio of expenses to average net assets:(3)
Before waiver and
expense reimbursement	2.53%		2.32%		2.51%	2.30%	2.00%
After waiver and
expense reimbursement(4)	1.75%		1.75%		1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets:(3)
Before waiver and
expense reimbursement	(0.94)%		(0.63)%		0.06%	(0.17)%	(0.27)%
After waiver and
expense reimbursement(4)	(0.16)%		(0.06)%		0.82%	0.38%	(0.02)%
Portfolio turnover rate	132.21%		391.70%		34.28%	127.99%	82.62%

(1)	Per share net investment income (loss) was calculated prior to tax adjustments.
(2)	Less than one cent per share.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
The Advisor has contractually agreed, effective August 1, 2009 through July 31, 2015, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses and extraordinary expenses) to 1.75% of average net assets of the Fund.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2015

(1)Organization
USA Mutuals (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated March 20, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The USA Mutuals Barrier Fund and the USA Mutuals Generation Wave Growth Fund (individually a “Fund” and collectively the “Funds”), each represent a distinct portfolio with its own investment objectives and policies within the Trust.  The USA Mutuals Barrier Fund is a diversified fund and the USA Mutuals Generation Wave Growth Fund is a non-diversified fund.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held.  Each Fund is currently authorized to offer Class A, Class C and Investor Class shares, and the USA Mutuals Barrier Fund is authorized to offer Institutional Class shares.  Class A and Class C shares of the USA Mutuals Generation Wave Growth Fund are offered in a separate prospectus and SAI.  The four classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase.  The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectuses.  A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectuses.  The contingent deferred sales charge for these Class C shares is based on the net asset value of the shares at the time of purchase.  Investor Class and Institutional Class shares are no-load shares.

The USA Mutuals Barrier Fund Investor Class shares became effective and commenced operations on August 30, 2002.  The USA Mutuals Barrier Fund Class A and Class C shares became effective and commenced operations on December 8, 2011.  The USA Mutuals Barrier Fund Institutional Class shares became effective and commenced operations on April 1, 2014.  The USA Mutuals Generation Wave Growth Fund Investor Class shares became effective and commenced operations on June 21, 2001.  While the USA Mutuals Generation Wave Growth Fund’s Class A and Class C shares are effective, only Investor Class shares have been offered and issued to date.

The Funds are managed by USA Mutuals Advisors, Inc. (the “Advisor”).

The investment objective of the USA Mutuals Barrier Fund is long-term growth of capital.  The investment objective of the USA Mutuals Generation Wave Growth Fund is capital appreciation over the long term with low volatility and low correlation to the equity markets.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

(2)Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)  Investment Valuation
Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange.  Exchange traded securities and funds for which there were no transactions are valued at the latest bid prices.  Mutual funds are valued at their respective net asset values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.

All equity securities that are listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds’ Advisor.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates fair value.  Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees. When determining fair value, the following factors are taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and the lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded.  Non-exchange traded options will also be valued at the mean between bid and asked prices.  Non-exchange traded options and options valued using mean prices when there were no trades as of measurement date will be classified as Level 2 investments.  “Fair value” of other private options are valued by the Advisor under the supervision of the Funds’ Board of Trustees.

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between:

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Valuations based on quoted prices for investments in active markets that the Funds have the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
Level 2 –	Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc).
Level 3 –	Valuations based on significant unobservable inputs (including the Funds’ own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can vary between investments, and are affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are illiquid. Level 3 fair values are estimated and are priced by the valuation committee as delegated by the Board of Trustees, by relying on information provided by the underlying companies. In determining fair value, both qualitative and quantitative factors are considered. Level 3 investments as of March 31, 2015 are in the craft liquor industry. Inputs may include market information related to valuations of similar companies (generally based on cases sold), specific case sale information for each company, financial statements, real estate valuations, and other factors provided by the underlying companies. The valuation methodology used for the fiscal year ended March 31, 2015 considered cases sold, real estate valuations, business plan forecasts compared to actual results, and the implementation of specific sales strategies. This approach is sensitive to changes in case sales, financial information, and estimates related to real estate valuations. A decrease in these estimates and inputs would cause fair value to decrease. Because of the inherent uncertainty of valuations utilizing the above procedures, the estimated fair values may differ from the values that another party

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

might estimate or that would have been used had a ready market for the investment existed. The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and options written as of March 31, 2015:

USA Mutuals
Barrier Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$63,219,924	$—	$—	$63,219,924
Alcoholic Beverages	59,350,702	—	25,000	59,375,702
Casinos, Gambling &
Lotteries	62,374,803	—	—	62,374,803
Tobacco Manufacturing	65,089,816	—	—	65,089,816
Preferred Stocks	—	—	9,475,000	9,475,000
Short-Term Investment
Investment Company	574,571	—	—	574,571
Total*	$250,609,816	$—	$9,500,000	$260,109,816
Options Written	$(533,170)	$(262,105)	$—	$(795,275)

USA Mutuals Generation
Wave Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,846,018	$—	$—	$5,846,018
Exchange Traded Funds	2,192,430	—	—	2,192,430
Exchange Traded Notes	849,740	—	—	849,740
Limited Partnership	595,800	—	—	595,800
Purchased Put Options	330,750	—	—	330,750
Sector Fund	91,200	—	—	91,200
Short-Term Investment
Investment Company	200,139	—	—	200,139
Total*	$10,106,077	$—	$—	$10,106,077
Options Written	$(297,480)	$(41,000)	$—	$(338,480)

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Portfolio of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Funds, as compared to their classification from the prior annual report.  It is the Funds’ policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

The following is a reconciliation of the USA Mutuals Barrier Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2015:

Investments in Securities
Year Ended
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	March 31, 2015
Fair Value as of 3/31/2014	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(500,000)
Purchases*	10,000,000
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—
Fair Value as of 3/31/2015	$9,500,000
Net unrealized loss relating to Level 3
investments still held at March 31, 2015	$(500,000)

*	Multiple securities were purchased during the period that were classified as Level 3 securities by the Fund’s management.
**	Transfers between levels are recognized at the end of the reporting period.

The following is a summary of quantitative information about significant unobservable valuation inputs for the USA Mutuals Barrier Fund for Level 3 Fair Value Measurements for investments held as of March 31, 2015:

	Fair Value as of	Valuation	Observable
Investments	March 31, 2015	Technique	Inputs
Hawaii Sea Spirits LLC –	$25,000	Discounted	Case Sales
Class C – Common		Cash Flow	Real Estate Value

Hawaii Sea Spirits LLC –	$4,975,000	Discounted	Case Sales
Class C – Preferred		Cash Flow	Real Estate Value

Zodiac Spirits, LLC –	$4,500,000	Discounted	Case Sales
Class A		Cash Flow

(b)  Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and will make the  requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions. As of and during the year ended March 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

benefits as interest and other expense, respectively, in the Statements of Operations. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2012 through March 31, 2015.

As of March 31, 2015, the components of accumulated earnings on a tax basis were as follows:

		USA Mutuals
	USA Mutuals	Generation Wave
	Barrier Fund	Growth Fund
Cost basis of investments for
federal income tax purposes	$205,147,750	$11,571,953
Gross tax unrealized appreciation	$75,367,419	$477,066
Gross tax unrealized depreciation	(20,405,353)	(1,942,942)
Net tax unrealized appreciation/depreciation	54,962,066	(1,465,876)
Undistributed ordinary income	2,116,642	—
Total distributable earnings	2,116,642	—
Other accumulated losses	(17,271,556)	(3,374,944)
Total accumulated gains (losses)	$39,807,152	$(4,840,820)

The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales and other temporary differences.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. For the year ended March 31, 2015, the USA Mutuals Barrier Fund and the USA Mutuals Generation Wave Growth Fund utilized prior years’ capital losses in the amount of $9,487,310 and $592,636, respectively.  At March 31, 2015, the Funds had the following capital loss carryforwards:

	USA Mutuals
USA Mutuals	Generation Wave
Barrier Fund	Growth Fund	Expiration
$(16,515,458)	$(3,259,867)	03/31/18

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. At March 31, 2015, the Funds did not have capital loss carryforwards with an indefinite expiration.

At March 31, 2015, the USA Mutuals Barrier Fund deferred no post-October losses.  At March 31, 2015, the USA Mutuals Generation Wave Growth Fund deferred late year net investment losses of $8,675 and deferred post-October losses of $114,401.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

(c)  Distributions to Shareholders
The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 was as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Long-Term			Long-Term
	Ordinary	Capital	Ordinary	Return	Capital
	Income	Gains	Income	of Capital	Gains
USA Mutuals
Barrier Fund	$4,046,842	$—	$1,900,853	$—	$—
USA Mutuals
Generation Wave
Growth Fund	$—	$—	$98,725	$12,872	$—

(d)  Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)  Share Valuation
The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(f)  Short Positions
The USA Mutuals Barrier Fund or the USA Mutuals Generation Wave Growth Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale.  A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

Liabilities as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2(a) above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of and for the year ended March 31, 2015, the Funds were not invested in short positions.

(g)  Options
The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.  The premium that the Funds pay when purchasing a call option or receive when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  An option that is purchased or written by the Funds is generally valued at the composite price based on the last trade on a given business day or, if there are no trades for the option, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded.  Non-exchange traded options will also be valued at the mean between bid and asked prices.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from written options.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in their portfolios or for any other permissible purpose

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

consistent with the Funds’ investment objectives.  A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The following tables present derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (“MNA”) and net of related collateral received or pledged, if any, as of March 31, 2015:

Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to MNA

Assets:		Gross	Net
		Amounts	Amounts	Gross Amounts not offset in the Statements of Assets and Liabilities
		Offset	Presented
		in the	in the
	Gross	Statements	Statements
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	(Pledged)/	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
USA Mutuals Generation
Wave Growth Fund
Purchased Options	$330,750	$—	$330,750	$—	$—	$330,750

Liabilities:		Gross	Net
		Amounts	Amounts	Gross Amounts not offset in the Statements of Assets and Liabilities
		Offset	Presented
		in the	in the
	Gross	Statements	Statements
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	(Pledged)/	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
USA Mutuals
Barrier Fund
Written Options	$795,275	$—	$795,275	$(795,275)	$—	$—

USA Mutuals Generation
Wave Growth Fund
Written Options	$338,480	$—	$338,480	$(338,480)	$—	$—

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

The number of option contracts written and the premiums received by the USA Mutuals Barrier Fund during the year ended March 31, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	19,299	$3,901,496
Options written	69,379	9,582,660
Options expired	(42,873)	(6,457,061)
Options covered	(6,325)	(1,307,280)
Options exercised	(31,950)	(4,585,893)
Options outstanding, end of year	7,530	$1,133,922

The number of option contracts written and the premiums received by the USA Mutuals Generation Wave Growth Fund during the year ended March 31, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	2,240	$239,151
Options written	16,456	1,761,136
Options expired	(6,616)	(530,544)
Options covered	(4,243)	(620,220)
Options exercised	(4,227)	(427,946)
Options outstanding, end of year	3,610	$421,577

The number of option contracts purchased and the premiums paid by the USA Mutuals Barrier Fund during the year ended March 31, 2015, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding, beginning of year	—	$—
Options purchased	300	80,900
Options sold	(100)	(15,700)
Options expired	(200)	(65,200)
Options exercised	—	—
Options outstanding, end of year	—	$—

The number of option contracts purchased and the premiums paid by the USA Mutuals Generation Wave Growth Fund during the year ended March 31, 2015, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding, beginning of year	—	$—
Options purchased	4,412	1,226,582
Options sold	(2,350)	(570,354)
Options expired	(1,262)	(232,471)
Options exercised	(50)	(23,900)
Options outstanding, end of year	750	$399,857

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Value	Location
Asset Derivatives
USA Mutuals Generation
Wave Growth Fund
Purchased Options –	$330,750	Investments in affiliated
equity index contracts		issuers, at value

Liability Derivatives
USA Mutuals Barrier Fund
Written Options – equity contracts	$(795,275)	Written options, at value

USA Mutuals Generation
Wave Growth Fund
Written Options – equity contracts	$(338,480)	Written options, at value

The following is a summary of the effect of derivative investments on the Statements of Operations for the year ended March 31, 2015:

	Realized Gain
Derivative Investment Type	(Loss) on Options	Location
USA Mutuals Barrier Fund
Written Options – equity contracts	$6,921,676	Net realized gain (loss)
		from written options
Purchased Options – equity contracts	$(73,400)	Net realized gain (loss)
		from purchased options
USA Mutuals Generation
Wave Growth Fund
Written Options – equity contracts	$735,961	Net realized gain (loss)
		from written options
Purchased Options – equity contracts	$(276,812)	Net realized gain (loss)
		from purchased options

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

	Change in
	Unrealized
	Appreciation/
	Depreciation
Derivative Investment Type	on Options	Location
USA Mutuals Barrier Fund
Written Options – equity contracts	$(20,501)	Change in net unrealized
		appreciation/depreciation
		on written options
USA Mutuals Generation
Wave Growth Fund
Written Options – equity contracts	$141,203	Change in net unrealized
		appreciation/depreciation
		on written options
Purchased Options –	$(69,107)	Change in net unrealized
equity index contracts		appreciation/depreciation
		on purchased options

(h)  Other
Investment transactions and shareholder transactions are accounted for on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Expenses incurred by the Funds that do not relate to a specific Fund or Class are allocated to the individual Funds and Classes based on each Fund’s and Class’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

(i)  Foreign Currency Translation
Values of investments denominated in foreign currencies are translated to U.S. dollars using a spot market rate of exchange on the day of valuation.  Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of the securities held.  Such gains or losses are included with the net realized and unrealized  gain or loss from investments, as appropriate.

Foreign securities may involve more risks than those associated with U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency.  Additional risks include currency fluctuations, political and economic

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

(j)  Reclassifications of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended March 31, 2015, the following table shows the reclassifications made:

	Accumulated Net	Accumulated
	Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
USA Mutuals Barrier Fund	$(536)	$536	$—
USA Mutuals Generation
Wave Growth Fund	—	—	—

(k)  Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events after March 31, 2015 through the date the financial statements were issued. On May 5, 2015, the USA Mutuals Takeover Targets Fund, a new series of the Trust, commenced operations. The USA Mutuals Takeover Targets Fund’s primary investment objective is capital appreciation.

(3)Transactions with Affiliates
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom officers of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 0.95% of each Fund’s average daily net assets. For the year ended March 31, 2015, the USA Mutuals Barrier Fund and the USA Mutuals Generation Wave Growth Fund incurred $2,816,459 and $113,984 in advisory fees, respectively.

The Advisor has contractually agreed, effective July 29, 2013 through July 31, 2015, to limit the USA Mutuals Barrier Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.24% of average net assets of the USA Mutuals Barrier Fund for Institutional Class shares, 1.49% of average net assets of the USA Mutuals Barrier Fund for Investor Class and Class A shares and 2.24% of average net assets of the USA Mutuals Barrier Fund for Class C shares.  Prior to July 29, 2013, the Advisor had contractually agreed to limit the USA Mutuals Barrier Fund’s total annual fund operating expenses to 1.85% and 2.60% of average net assets of the USA Mutuals Barrier Fund for Class A shares and Class C shares, respectively.  From August 1, 2009 through July 28, 2013, the Advisor had contractually agreed to limit the USA Mutuals Barrier Fund’s total annual fund operating expenses to 1.85% of average net assets of the USA Mutuals Barrier Fund for Investor Class shares.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

The Advisor has contractually agreed, effective August 1, 2009 through July 31, 2015, to limit the USA Mutuals Generation Wave Growth Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses and extraordinary expenses) to 1.75% of average net assets of the USA Mutuals Generation Wave Growth Fund Investor Class shares.

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee was waived or reimbursed.  Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.  For the year ended March 31, 2015, $93,549 was waived for the USA Mutuals Generation Wave Growth Fund.

The following table shows the remaining waived or reimbursed expenses in the Funds subject to potential recoupment expiring in:

USA Mutuals
Generation Wave
Growth Fund
2016	$104,840
2017	77,300
2018	93,549

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. For the year ended March 31, 2015, the USA Mutuals Barrier Fund and the USA Mutuals Generation Wave Growth Fund incurred $46,470 and $28,310 in accounting fees, $178,545 and $18,855 in administration fees, $127,054 and $8,612 in transfer agency fees and $41,597 and $8,050 in custodian fees, respectively.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the USA Mutuals Barrier Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares for services to prospective Fund shareholders and distribution of Fund shares. Quasar Distributors, LLC is affiliated with a Trustee of the Trust, U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.  During the year ended March 31, 2015, the USA Mutuals Barrier Fund Investor Class accrued expenses of $630,264, the USA Mutuals Barrier Fund Class A accrued expenses of $60,492 and the USA Mutuals Barrier Fund Class C accrued expenses of $201,399 pursuant to the 12b-1 Plan.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

The following issuer was affiliated with the USA Mutuals Barrier Fund, as the Fund held 5% or more of the outstanding voting securities of the issuer during the year ended March 31, 2015.  No issuers were affiliated with the USA Mutuals Generation Wave Growth Fund during the year ended March 31, 2015.  See Section (2)(a)(3) of the 1940 Act.

USA Mutuals Barrier Fund

	Share			Share
	Balance At			Balance At			Value At
	April 1,			March 31,	Dividend	Realized	March 31,
Issuer Name	2014	Additions	Reductions	2015	Income	Gain/Loss	2015
Zodiac Spirits,
LLC – Class A	—	5,000	—	5,000	$ —	$ —	$4,500,000

(4)Capital Share Transactions
Transactions in shares of the USA Mutuals Barrier Fund Institutional Class were as follows:

	Year Ended March 31, 2015
	Amount	Shares
Beginning shares		—
Shares sold	$41,073	1,384
Shares issued to holders
in reinvestment
of distributions	99	3
Shares redeemed	—	—
Net increase	$41,172	1,387
Ending shares		1,387

Transactions in shares of the USA Mutuals Barrier Fund Investor Class were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Amount	Shares	Amount	Shares
Beginning shares		8,469,393		5,187,059
Shares sold	$65,639,518	2,222,955	$123,943,856	4,526,218
Shares issued to holders
in reinvestment
of distributions	3,338,714	111,888	1,668,019	68,138
Shares redeemed	(97,474,483)	(3,304,614)	(35,495,041)	(1,312,022)
Net increase (decrease)	$(28,496,251)	(969,771)	$90,116,834	3,282,334
Ending shares		7,499,622		8,469,393

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

Transactions in shares of the USA Mutuals Barrier Fund Class A were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Amount	Shares	Amount	Shares
Beginning shares		703,992		124,633
Shares sold	$8,399,716	284,866	$17,384,099	647,893
Shares issued to holders
in reinvestment
of distributions	277,454	9,337	73,901	3,029
Shares redeemed	(5,984,426)	(203,966)	(2,011,717)	(71,563)
Net increase	$2,692,744	90,237	$15,446,283	579,359
Ending shares		794,229		703,992

Transactions in shares of the USA Mutuals Barrier Fund Class C were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Amount	Shares	Amount	Shares
Beginning shares		543,513		130,764
Shares sold	$7,829,847	267,410	$11,765,189	434,980
Shares issued to holders
in reinvestment
of distributions	156,768	5,307	44,175	1,821
Shares redeemed	(3,242,554)	(112,207)	(662,328)	(24,052)
Net increase	$4,744,061	160,510	$11,147,036	412,749
Ending shares		704,023		543,513
Total increase (decrease)
for the Fund	$(21,018,274)		$116,710,153

Transactions in shares of the USA Mutuals Generation Wave Growth Fund were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Amount	Shares	Amount	Shares
Beginning shares		1,496,229		1,711,691
Shares sold	$186,755	21,172	$279,555	32,954
Shares issued to holders
in reinvestment
of distributions	—	—	105,168	12,952
Shares redeemed	(2,694,722)	(313,032)	(2,204,375)	(261,368)
Net decrease	$(2,507,967)	(291,860)	$(1,819,652)	(215,462)
Ending shares		1,204,369		1,496,229

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

(5)Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments and option transactions for the Funds for the year ended March 31, 2015, are summarized below:

		USA Mutuals
	USA Mutuals	Generation Wave
	Barrier Fund	Growth Fund
Purchases	$228,546,450	$15,116,253
Sales	237,984,153	17,073,292

There were no purchases or sales of U.S. government securities during the year ended March 31, 2015.

(6)Credit Facility
U.S. Bank, N.A. has made available to the Funds an unsecured credit facility pursuant to a Loan and Security Agreement for the Funds which matures, unless renewed, on March 8, 2016 for the purpose of purchasing portfolio securities.  The Funds may borrow up to the lesser of $8,500,000 and $1,500,000 or certain percentage amounts based on the net assets of the Funds, for the USA Mutuals Barrier Fund and USA Mutuals Generation Wave Growth Fund, respectively.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate, which was 3.25% as of March 31, 2015.  During the year ended March 31, 2015, the USA Mutuals Barrier Fund had average outstanding borrowings of $272,830 under the credit facility and paid a weighted average interest rate of 3.25%, totaling $9,082 which is shown as Interest expense on the Statement of Operations.  The USA Mutuals Generation Wave Growth Fund did not borrow from the credit facility during the year ended March 31, 2015.  The February 17 and February 18, 2015 balances of $8,500,000 for the USA Mutuals Barrier Fund was the maximum borrowing during the year ended March 31, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
USA Mutuals

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedules of options written, of USA Mutuals comprising USA Mutuals Barrier Fund and USA Mutuals Generation Wave Growth Fund (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting USA Mutuals as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
June 1, 2015

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of USA Mutuals (the “Trust”) met on February 26, 2015 (the “Meeting”) to consider the approval of an amendment to the amended and restated Investment Advisory Agreement (the “Agreement”), between the Trust, on behalf of the USA Mutuals Takeover Targets Fund (the “Fund”), a series of the Trust, and USA Mutuals Advisors, Inc., the Fund’s investment advisor (the “Advisor”). In advance of the meeting, the Independent Trustees requested and received materials to assist them in considering the approval of the Agreement, including a written response by the Advisor to specific questions forwarded by the Trust’s outside legal counsel on behalf of the Independent Trustees. The materials provided contained information with respect to the factors noted below, including copies of the Agreement and the Trust’s amended and restated expense waiver and reimbursement agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement and detailed comparative information relating to the management fees and other expenses of the Fund.  The Trustees also received information periodically throughout the year that was relevant to the Agreement approval process, including performance, management fees and other expense information and quarterly reports from the Trust’s chief compliance officer.  Based on their evaluation of the information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial two-year term following the commencement of operations of the Fund.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by the Advisor to the Fund and the amount of time that would be devoted by the Advisor’s staff to the Fund’s operations.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at the Advisor who would be involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Advisor’s compliance program as previously reviewed at other meetings of the Board and commitment to the growth of Fund assets based upon information provided by the Advisor in response to a supplemental 15(c) questionnaire, which was included in the Meeting materials, as well as information provided by the Advisor in response to a 15(c) request which was reviewed by the Board at previous meetings held on May 28, 2014, June 19, 2014 and July 15, 2014.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Advisor.  The Trustees noted they had been assured by the Trust’s CCO in his reports to the Board made throughout the past year that the Advisor’s policies and procedures and compliance program continued to be compliant with Rule 206(4)-7(a) promulgated under the Advisers Act.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISOR

In assessing the portfolio management services to be provided by the Advisor, the Trustees considered the investment management experience of Mr. Sullivan, who would serve as the Fund’s portfolio manager.  The Trustees noted the Advisor does not currently manage any accounts with investment strategies substantially similar to that which would be applied to the Fund.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees then considered the cost of services and the structure of the Fund’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed statistical information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of U.S. open end mid cap blend funds, as compiled by Morningstar, which had been included in the Meeting materials.  The Board considered the Fund’s proposed management fee of 1.00%, noting that the fee fell into the second quartile for its peer group, above the peer group average fee of 0.93%, which also fell in the second quartile.  The Board further noted that the Advisor had agreed to waive its management fees and/or reimburse fund expenses for an initial one-year term, so that total annual fund operating expenses for the Fund do not exceed 1.25%, 1.50%, 1.50% and 2.25% of the Fund’s average daily net assets for Institutional Class, Investor Class, Class A and Class C shares, respectively.  The proposed limit on annual fund operating expenses put the Fund’s net expense ratio of 1.50% for Investor Class and Class A shares into the third quartile, slightly above the peer group average of 1.45%, which fell in the second quartile.  The Trustees also considered the overall profitability of the Advisor that may result from its management of the Fund, noting the Board had reviewed the Advisor’s pro forma profitability analysis at its meetings in May and July of 2014, and noting that the Advisor may need to subsidize the Fund’s operations during the initial start-up period.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the investment advisory agreement with respect to the Fund.

The Trustees concluded that the Fund’s expenses and the fees to be paid to the Advisor were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to the Fund by the Advisor.  The Trustees further concluded that the Advisor’s profit, if any, from sponsoring the Fund would not be excessive.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the proposed management fees and the Fund’s expenses.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the potential economies of scale with respect to the Fund were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Trustees, including a majority of the Independent Trustees that the approval of the Agreement was in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION

Information about Trustees

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-866-264-8783.

Non-Interested Trustees
		Term of	Principal	Number of	Other
	Position	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Michael D. Akers, Ph.D.	Independent	Indefinite term;	Professor and	3	Independent
615 E. Michigan Street	Trustee	Since 2001	Chair, Department		Trustee, Trust for
Milwaukee, WI 53202			of Accounting,		Professional
Age: 60			Marquette		Managers (an
			University		open-end investment
			(2004 - present)		company with
thirty-eight
portfolios)

Gary A. Drska	Independent	Indefinite term;	Pilot, Frontier/	3	Independent
615 E. Michigan Street	Trustee	Since 2001	Midwest Airlines		Trustee, Trust for
Milwaukee, WI 53202			(Airline Company)		Professional
Age: 58			(1986 - present)		Managers (an
open-end investment
company with
thirty-eight
portfolios)
Interested Trustee and Officers

		Term of	Principal	Number of	Other
	Position(s)	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Joseph C. Neuberger*	Trustee	Indefinite term;	Executive	3	Trustee, Trust for
615 E. Michigan Street	and	Since 2001	Vice President,		Professional
Milwaukee, WI 53202	Chairperson		U.S. Bancorp Fund		Managers (an
Age: 53			Services, LLC		open-end
			(1994 - present)		investment
company with
thirty-eight
portfolios); Trustee,
Buffalo Funds
(an open-end
investment
company with
ten portfolios)

*
This trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

ADDITIONAL INFORMATION (Continued)

Interested Trustee and Officers (Continued)
		Term of	Principal
	Position(s)	Office and	Occupation
Name,	Held with	Length of	During Past
Address and Age	the Trust	Time Served	Five Years
Jerry Szilagyi	President	Indefinite term;	President, USA Mutuals Advisors, Inc. (March 2011 -
Plaza of the Americas		Since 2011	present); Managing Member, Catalyst Capital Advisors
700 N. Pearl Street,			LLC (January 2006 - present); Member, Catalyst Mutuals
Suite 900			Funds Distributors LLC (January 2015 - present);
Dallas, TX 75201			Member, AlphaCentric Advisors LLC (February 2014 -
Age: 52			present); President, MFund Distributors LLC (October
2012 - present); President, MFund Services LLC
(January 2012 - present); President, Abbington Capital
Group LLC (1998 - present); President, Cross Sound
Capital, LLC (June 2011 - October 2013); CEO,
Thomas Lloyd Global Asset Management (Americas)
LLC (September 2006 - 2010)

Gerald Sullivan	Treasurer	Indefinite term;	Treasurer, USA Mutuals Advisors, Inc. (February 2013 -
Plaza of the Americas		Since 2013	present); Portfolio Manager, USA Mutuals Advisors,
700 N. Pearl Street,			Inc. (June 2011 - present); President, Industry Leaders
Suite 900			Fund (March 1999 - November 2008) and (August 2009 -
Dallas, TX 75201			June 2012); CFO, Claramont Investment Partners
Age: 54			(February 1995 - present); Acting CEO, Perftech Inc.
(October 2011 - present); CFO, The Roadhouse Group
LLC (February 1995 - present)

Emily R. Enslow	Secretary	Indefinite term;	Assistant Vice President, U.S. Bancorp Fund Services,
615 E. Michigan Street		Since 2015	LLC (2013 - present); Proxy Voting Coordinator and
Milwaukee, WI 53202			Class Action Administrator, Artisan Partners Limited
Age: 28			Partnership (September 2012 - July 2013); Legal
Internship, Artisan Partners Limited Partnership
(February 2012 - September 2012); Law Clerk, Turner
& Flessas, S.C. (May 2011 - December 2011); Law
Clerk, Assisted Reproduction and Adoption Law,
P.L.L.C. (May 2010 - August 2010)

William S. McNish	Chief	Indefinite term;	Director, Alaric Compliance Services, LLC, a
Plaza of the Americas	Compliance	Since 2013	compliance consulting company (January 2011 -
700 N. Pearl Street,	Officer		present); Futures Trading Investigator, Commodity
Suite 900			Futures Trading Commission, Division of Enforcement
Dallas, TX 75201			(2009 - 2010); Principal Investigator, Financial Industry
Age: 50			Regulatory Authority, Inc., Division of Enforcement
(2004 - 2009)

Tax Information

The USA Mutuals Barrier Fund designates 100.00% of its ordinary income distribution for the year ended March 31, 2015 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2015, 90.64% of the dividends paid from net ordinary income for the USA Mutuals Barrier Fund qualifies for the dividends received deduction available to corporate shareholders.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We also disclose that information is provided to unaffiliated third parties (such as to the investment advisor to the Funds, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Not part of the annual report.

(This Page Intentionally Left Blank.)

USA Mutuals

USA Mutuals Barrier Fund
USA Mutuals Generation Wave Growth Fund

Investment Advisor	USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its Form N-CSR filed on June 9, 2014.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$28,000	$26,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant’s independent trustees serve as its nominating committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filed with the Form N-CSR filed June 9, 2014 and incorporated herein by reference.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USA Mutuals

By (Signature and Title)      /s/Jerry Szilagyi
Jerry Szilagyi, President

Date     June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jerry Szilagyi
Jerry Szilagyi, President

Date     June 9, 2015

By (Signature and Title)      /s/Gerald Sullivan
Gerald Sullivan, Treasurer

Date     June 9, 2015